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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 21, 2003
                                                         ----------------


                         Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)


         Delaware                       0-3252                   22-1830121
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(State or other jurisdiction         (Commission              (I.R.S. Employer
        of incorporation)            File Number)            Identification No.)


         767 Third Avenue, New York, NY                           10017
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
                                                   --------------



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          (Former name or former address, if changed since last report)




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Item 5.       Other Events

         On October 21, 2003, Lexington Precision Corporation issued a press release announcing the extension of an amended exchange offer with respect to its 12 3/4% Senior Subordinated Notes due February 1, 2000, from October 21, 2003, to 5:00 p.m., New York City Time, on November 4, 2003, unless further extended. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the extension of the exchange offer.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

              (c)      Exhibits
                       --------
                       Exhibit 99.1     Press release dated October 21, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 21, 2003                   LEXINGTON PRECISION CORPORATION


                                           By:  /s/  Warren Delano
                                               --------------------------------
                                               Warren Delano
                                               President





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                                  EXHIBIT INDEX


  Exhibit
   Number        Exhibit Name                                   Location
  -------        ------------                                   --------
   99.1          Press release dated October 21, 2003           Filed herewith






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